UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2021

_______________________________

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Woodland Road
P.O. Box 69

Circle Pines, Minnesota 55014

(Address of Principal Executive Offices) (Zip Code)

(763) 225-6600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	NTIC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        On September 22, 2021, Northern Technologies International Corporation (“NTIC”) announced that it has acquired the remaining 50% ownership interest in its Indian joint venture, Harita-NTI Limited, for USD $6.25 million in cash, effective as of September 1, 2021. In connection with this transaction, on September 22, 2021, NTIC and PNC Bank, National Association (“PNC Bank”) entered into an Amended and Restated Loan Agreement (as amended and restated, the “Loan Agreement”) and Amended and Restated Security Agreement (as amended and restated, the “Security Agreement”) relating to the Company’s revolving line of credit with PNC Bank (the “Line of Credit”) and the Company issued an amended and restated promissory note thereunder (the “Amended Note”), in each case effective as of August 31, 2021, which together increased the line of credit from $3.0 million to $5.0 million, extended the maturity date to February 22, 2022 and revised the rate at which amounts outstanding under the Line of Credit bear interest to equal a per annum rate equal to the daily London Interbank Offered Rate (“LIBOR”) plus 250 basis points (2.50%).

        Except as described above, the other material terms of the Line of Credit, Loan Agreement and Security Agreement with PNC Bank and other related documents were not affected by the foregoing described amendments.

        The foregoing description is qualified in its entirety by reference to the Loan Agreement and Amended Note, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and incorporated by reference herein.

Item 8.01. Other Events.

        On September 22, 2021, NTIC announced that it has acquired the remaining 50% ownership interest in its Indian joint venture, Harita-NTI Limited, for USD $6.25 million in cash. NTIC funded the purchase price with cash on hand. In connection with the transaction, NTIC also announced that it increased its Line of Credit from $3.0 million to $5.0 million to provide for additional future financial flexibility.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Loan Agreement dated as of August 31, 2021 by and between Northern Technologies International Corporation and PNC Bank, National Association (filed herewith)
10.2	Amended and Restated Revolving Line of Credit Note dated as of August 31, 2021 issued by Northern Technologies International Corporation to PNC Bank, National Association (filed herewith)
99.1	Press Release issued September 22, 2021 (furnished herewith)
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Date: September 22, 2021	By:	/s/ Matthew C. Wolsfeld
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary